UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 2, 2021

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2980 Fairview Park Drive, Falls Church, VA 22042

(Address of principal executive offices) (Zip Code)

(703) 280-2900

Registrant’s telephone number, including area code

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Offers

On September 2, 2021 (the “Settlement Date”), Northrop Grumman Corporation (the “Company”) completed its previously announced offers to exchange (the “Exchange Offers”) any and all outstanding (i) 7.875% Debentures due 2026 (the “Existing 7.875% 2026 Notes”), (ii) 7.750% Debentures due 2026 (the “Existing 7.750% 2026 Notes”), (iii) 6.650% Debentures due 2028 (the “Existing 6.650% 2028 Notes”), (iv) 7.750% Debentures due 2029 (the “Existing 7.750% 2029 Notes”), (v) 7.750% Debentures due 2031 (the “Existing 7.750% 2031 Notes”) and (vi) 6.980% Debentures due 2036 (the “Existing 6.980% 2036 Notes” and, together with the Existing 7.875% 2026 Notes, the Existing 7.750% 2026 Notes, the Existing 6.650% 2028 Notes, the Existing 7.750% 2029 Notes and the Existing 7.750% 2031 Notes, the “Existing Notes”) of the Company’s direct, wholly-owned subsidiary, Northrop Grumman Systems Corporation, a Delaware corporation (“NGSC”), for (1) new notes (as described below) issued by the Company and (2) cash. Pursuant to the Exchange Offers, the following aggregate principal amounts of Existing Notes were tendered and accepted and will be subsequently canceled:

(i)	$76,490,000 in aggregate principal amount of Existing 7.875% 2026 Notes;

(ii)	$47,828,000 in aggregate principal amount of Existing 7.750% 2026 Notes;

(iii)	$38,859,000 in aggregate principal amount of Existing 6.650% 2028 Notes;

(iv)	$79,323,000 in aggregate principal amount of Existing 7.750% 2029 Notes;

(v)	$166,872,000 in aggregate principal amount of Existing 7.750% 2031 Notes; and

(vi)	$12,300,000 in aggregate principal amount of Existing 6.980% 2036 Notes.

Following such cancellation, NGSC will have outstanding (i) $193,360,000 aggregate principal amount of Existing 7.875% 2026 Notes, (ii) $208,861,000 aggregate principal amount of Existing 7.750% 2026 Notes, (iii) $2,346,000 aggregate principal amount of Existing 6.650% 2028 Notes, (iv) $10,617,000 aggregate principal amount of Existing 7.750% 2029 Notes, (v) $299,618,000 aggregate principal amount of Existing 7.750% 2031 Notes and (vi) $34,715,000 aggregate principal amount of Existing 6.980% 2036 Notes.

Pursuant to the Exchange Offers, in addition to issuing the new notes described below, the Company paid aggregate cash consideration of $2,108,710 (representing the aggregate $2,108,360 in cash consideration and $350 in cash in lieu of any fractional portion of New Notes) to holders of Existing Notes who validly tendered and did not validly withdraw their Existing Notes in the Exchange Offers.

New Northrop Grumman Corporation Notes

Pursuant to the Exchange Offers, the Company issued (i) $76,490,000 in aggregate principal amount of 7.875% Senior Notes due 2026 (the “7.875% 2026 Notes”), (ii) $47,828,000 in aggregate principal amount of 7.750% Senior Notes due 2026 (the “7.750% 2026 Notes”), (iii) $38,859,000 in aggregate principal amount of 6.650% Senior Notes due 2028 (the “2028 Notes”), (iv) $79,323,000 in aggregate principal amount of 7.750% Senior Notes due 2029 (the “2029 Notes”), (v) $166,864,000 in aggregate principal amount of 7.750% Senior Notes due 2031 (the “2031 Notes”) and (vi) $12,300,000 in aggregate principal amount of 6.980% Senior Notes due 2036 (the “2036 Notes” and, together with the 7.875% 2026 Notes, the 7.750% 2026 Notes, the 2028 Notes, the 2029 Notes and the 2031 Notes, the “New Notes”).

The New Notes were issued pursuant to an indenture (the “Original Indenture”), dated as of November 21, 2001, as supplemented by the first supplemental indenture, dated as of July 30, 2009 (the “First Supplemental Indenture”), the third supplemental indenture, dated as of March 30, 2011 (the “Third Supplemental Indenture”), the fourth supplemental indenture, dated as of March 30, 2011 (the “Fourth Supplemental Indenture”) and the tenth supplemental indenture, dated as of September 2, 2021 (the “Tenth Supplemental Indenture”) between the Company and The Bank of New York Mellon (the “Trustee”) (the Original Indenture as supplemented by the First Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Tenth Supplemental Indenture, the “Indenture”).

The 7.875% 2026 Notes are set to mature on March 1, 2026, the 7.750% 2026 Notes are set to mature on March 15, 2026, the 2028 Notes are set to mature on January 15, 2028, the 2029 Notes are set to mature on June 1, 2029, the 2031 Notes are set to mature on February 15, 2031 and the 2036 Notes are set to mature on March 15, 2036, unless redeemed earlier as applicable. With the exception of the 7.875% 2026 Notes, the Company may redeem New Notes of any series at its option, as a whole or in part, at any time or from time to time, at the applicable redemption price, as described in the applicable form of New Note.

The Indenture governing the New Notes contains certain covenants, including covenants related to our ability to create liens, engage in certain sale and leaseback transactions and engage in certain transactions and asset sales. These covenants are subject to exceptions and qualifications.

The New Notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The above description of the New Notes does not purport to be complete and is qualified in its entirety by reference to the Original Indenture, filed as an exhibit to the Company’s current report on Form 8-K filed on November 21, 2001, the First Supplemental Indenture, filed as an exhibit to the Company’s current report on Form 8-K filed on July 30, 2009, the Third Supplemental Indenture, filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011, filed on April 27, 2011, the Fourth Supplemental Indenture, filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011, filed on April 27, 2011, the Tenth Supplemental Indenture attached hereto as Exhibit 4.1, and the Forms of 7.875% 2026 Notes, 7.750% 2026 Notes, 2028 Notes, 2029 Notes, 2031 Notes and 2036 Notes attached hereto as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, each of which is incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the New Notes, the Company also entered into a registration rights agreement, dated as of the Settlement Date (the “Registration Rights Agreement”), by and between the Company, as issuer, and the dealer managers named therein, which will give holders of the New Notes certain exchange and registration rights with respect to the New Notes. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it may be required to pay additional interest on the New Notes in certain circumstances. A copy of the Registration Rights Agreement is filed as Exhibit 4.8 hereto and is incorporated herein by reference in its entirety.

Consent Solicitations

In connection with the Exchange Offers, the Company solicited the consents (the “Consent Solicitations”) of the holders of the Existing Notes to amend the indentures governing such Existing Notes to remove certain restrictive and reporting covenants, as well as to terminate the guarantee of the Existing Notes by the Company. As previously announced, the Company received the requisite consents in the Consent Solicitations sufficient to adopt the proposed amendments and the guarantee termination in respect of the Existing 6.650% 2028 Notes and the Existing 7.750% 2029 Notes (but not with respect to any other Existing Notes), which amendments were effected pursuant to supplemental indentures and an amendment to guarantee entered into on August 25, 2021. As a result of the completion of the Exchange Offers, the amendments with respect to the Existing 6.650% 2028 Notes and the Existing 7.750% 2029 Notes became operative and the guarantee of such notes by the Company was terminated. The Existing Notes are the senior unsecured obligations of NGSC and the Existing 7.875% 2026 Notes, the Existing 7.750% 2026 Notes, the Existing 7.750% 2031 Notes and the Existing 6.980% 2036 Notes remain guaranteed by the Company.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

4.1	Tenth Supplemental Indenture, dated as of September 2, 2021, between Northrop Grumman Corporation and The Bank of New York Mellon, as successor to JPMorgan Chase Bank, Trustee, to Indenture dated as of November 21, 2001

4.2	Form of 7.875% Senior Note due 2026 (included in Exhibit 4.1)

4.3	Form of 7.750% Senior Note due 2026 (included in Exhibit 4.1)

4.4	Form of 6.650% Senior Note due 2028 (included in Exhibit 4.1)

4.5	Form of 7.750% Senior Note due 2029 (included in Exhibit 4.1)

4.6	Form of 7.750% Senior Note due 2031 (included in Exhibit 4.1)

4.7	Form of 6.980% Senior Note due 2036 (included in Exhibit 4.1)

4.8	Registration Rights Agreement, dated as of September 2, 2021, between Northrop Grumman Corporation and BofA Securities, Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as dealer managers

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
Name: Jennifer C. McGarey
Title: Corporate Vice President and Secretary

Date: September 3, 2021